Exhibit 10.1

VOTING AGREEMENT

by and among

HANDSON GLOBAL MANAGEMENT, LLC

and

THE PARTIES EXECUTING THIS AGREEMENT AS STOCKHOLDERS

Dated as of June 25, 2019

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of June 25, 2019, by and among HandsOn Global Management, LLC (“HGM”) and the parties executing this Agreement as Stockholders (the “Stockholders”).

WHEREAS, certain of the Stockholders are members of Ex-Sigma LLC, a Delaware limited liability company (“Ex-Sigma”);

WHEREAS, certain of the Stockholders have acquired shares of common stock, par value $0.0001 per share (the “Shares”) of Exela Technologies Inc. (the “Company”)

WHEREAS, upon the occurrence of certain events, Ex-Sigma proposes to dissolve and to distribute Shares of the Company to its members, including certain of the Stockholders; and

WHEREAS, HGM and the Stockholders wish to provide for the orderly voting of Shares, whether acquired upon distribution from Ex-Sigma or otherwise.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 1.1.           Agreement to Vote.  Each Stockholder hereby agrees that at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders of the Company in lieu of a meeting) the Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all of the Shares of the Company held beneficially or of record by the Stockholder, including any Shares of Exela acquired by the Stockholder after the date of this Agreement (the “Subject Shares”), as directed by HGM.

Section 1.2.           Grant of Irrevocable Proxy.  Each Stockholder hereby appoints HGM and any designee of HGM, and each of them individually, as the Stockholder’s proxy, with full power of substitution and resubstitution, to vote, including by executing written consents with respect to any and all of the Subject Shares on the matters and in the manner specified in Section 1.1. The Stockholder shall take all further action or execute such other instruments as may be necessary to effectuate the intent of any such proxy.  The Stockholder affirms that the irrevocable proxy given to HGM by the Stockholder to secure the performance of the obligations of the Stockholder under this Agreement.

Section 1.3.           Nature of Irrevocable Proxy.  The proxy granted pursuant to Section 1.2 to HGM by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by the Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholder with respect thereto.  The proxy that may be granted hereunder shall terminate upon the termination of this Agreement, but shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of the Stockholder.

ARTICLE II.

COVENANTS

Section 2.1.           Transfer of Subject Shares.  Nothing contained herein shall be deemed to limit or restrict the ability of a Stockholder to sell, assign, transfer or convey the Subject Shares or to pledge, margin or otherwise encumber (a “Pledge”) the Subject Shares.

(a)           Upon the sale of any Shares that constitute Subject Shares through the facilities of a national securities exchange, such Shares shall cease being subject Shares.

(b)           Upon the bona fide Pledge of any Shares that constitute Subject Shares, such Shares shall be released from this Agreement, to the extent, and only to the extent, required by the terms of such Pledge.

(c)            Upon any other sale, assignment, transfer, conveyance or Pledge of Shares that constitute Subject Shares  (including, but not limited to, a sale by the Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.

Section 2.2.           Additional Subject Shares.

(a)           In the event of a stock dividend or distribution, or any change in the Subject Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

(b)           Each Stockholder further agrees that, in the event Stockholder purchases or otherwise acquires beneficial or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any additional Shares, in each case after the execution of this Agreement, the Stockholder shall deliver promptly to HGM written notice of such event, which notice shall state the number of additional Shares so acquired.  The Stockholder agrees that any such additional Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein as if those additional shares were owned by the Stockholder on the date of this Agreement.

Section 2.3.           Stockholder’s Capacity.  All agreements and understandings made herein shall be made solely in the Stockholder’s capacity as a holder of the Subject Shares and not in any other capacity.  Nothing herein shall limit or affect a Stockholder’s ability to act as an officer or director of the Company or its subsidiaries.

Section 2.4.           No Inconsistent Agreements.  Each Stockholder agrees that it will not, nor will it permit any entity under its control to, deposit any of its Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of such Subject Shares other than as provided herein.

Section 2.5.           13D Group.  HGM and the Stockholders each acknowledge and agree that HGM and each Stockholder shall be deemed a member of a 13D Group.  Each Stockholder shall provide HGM with written notice as soon as reasonably practicable, but in any event, no less than two (2) days prior to any action or inaction by such Stockholder that would require the 13D Group to make a filing with the U.S. Securities and Exchange Commission (the “SEC”).  For purposes hereof, “13D Group” shall mean any group of persons formed for the purpose of acquiring, holding, voting or disposing of Shares of the Company which would be required under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), to file a statement on Schedule 13D pursuant to Rule 13d-l(a) or Schedule 13G pursuant to Rule 13d-1(c) with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Shares of Exela representing more than 5% of any class of Shares of Exela then outstanding.

Section 2.6.           Further Actions.  Subject to the terms and conditions set forth in this Agreement, each Stockholder agrees to take any all actions and to do all things reasonably necessary or appropriate to effectuate this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

Each Stockholder hereby, severally and not jointly, represents and warrants to HGM as follows:

Section 3.1.           Due Authorization.  If such Stockholder is an entity:  (a) such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby.

Section 3.2.           Enforceability.  This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by HGM) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.

Section 3.3.           Ownership of Shares.  Schedule I hereto sets forth opposite such Stockholder’s name the Shares over which such Stockholder has sole record and beneficial ownership as of the date hereof.  As of the date hereof, such Stockholder is the lawful owner of the Shares of Exela denoted as being owned by such Stockholder on Schedule I hereto, has the sole power to vote or cause to be voted such Shares of Exela and has the sole power to dispose of or cause to be disposed such Shares of Exela.  Such Stockholder has good and valid title to the Shares of Exela denoted as being owned by such Stockholder on Schedule I hereto, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than (i) those created by this Agreement, or (ii) those existing under applicable securities laws.

Section 3.4.           No Conflicts.  (a) Except for the filing of a Schedule 13D, no filing with any governmental entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Stockholder and (b) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof:  (i) if such Stockholder is an entity, conflict with or result in any breach of the organizational documents of such Stockholder, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of the Subject Shares may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair such Stockholder’s ability to perform its obligations under this Agreement.

Section 3.5.           No Litigation.  As of the date of this Agreement, there is no claim or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF HGM

HGM hereby represents and warrants to each Stockholder as follows:

Section 4.1.           Due Organization, etc.  HGM is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. HGM has all necessary limited liability power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by HGM have been duly authorized by all necessary action on the part of HGM and no other proceedings on the part of HGM are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by HGM and (assuming the due authorization, execution and delivery by each Stockholder) constitutes a valid and binding obligation of HGM, enforceable against HGM in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.

Section 4.2.           No Conflicts.  (a) Except for the filing of a Schedule 13D, no filing with any governmental entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by HGM and (b) none of the execution and delivery of this Agreement by HGM, the consummation by HGM of the transactions contemplated hereby or compliance by HGM with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of HGM, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which HGM is a party or by which HGM or any of its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to materially impair HGM’s ability to perform its obligations under this Agreement.

ARTICLE V.

TERMINATION

Section 5.1.           Termination.  This Agreement shall terminate and be of no further force and effect upon the first to occur of:  (a) the written notice of termination by HGM; and (b) with respect to a Shareholder, at such time as such Shareholder ceases to beneficially own any shares.  Termination of this Agreement shall not excuse a party for breach of this Agreement occurring prior to such termination.

ARTICLE VI.

MISCELLANEOUS

Section 6.1.           Fees and Expenses.  Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 6.2.           Amendments, Waivers, etc.  This Agreement may not be amended or waived with respect to a party without the express written consent of the party to be bound by such amendment or waiver, except that Schedule I may be amended by HGM to reflect changes in the Subject  Shares.

Section 6.3.           Notices.  Any notice, request, instruction or other document required to be given hereunder shall be sufficient if in writing, and sent by confirmed facsimile or electronic mail transmission of a “portable document format” (“.pdf”) attachment (provided that any notice received by facsimile or electronic mail transmission or otherwise at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to HGM, to

8550 West Desert Inn Road, Suite 102-452,

Las Vegas, Nevada 89117

Attention:  Par Chadha

with a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Maurice M. Lefkort

Facsimile:  (212) 728-9239

If to a Stockholder, to the address set forth on its signature page hereto;

or to such other person or address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.  Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or five (5) business days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 6.4.           Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

Section 6.5.           Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 6.6.           Entire Agreement; Assignment.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  Notwithstanding anything to the contrary set forth herein, each Stockholder agrees that, to the extent set forth in Section 2.1, this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of each Stockholder’s Subject Shares shall pass, whether by operation or law or otherwise, including each Stockholder’s heirs, guardians, administrators or successors and assigns, and each Stockholder agrees to take all actions necessary to effect the foregoing.

Section 6.7.           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including, without limitation, the right to rely upon the representations and warranties set forth herein.  The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto.

Section 6.8.           Interpretation.  When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms hereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a person are also to its permitted successors and assigns.  Each of the parties has participated in the drafting and negotiation of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.  References to dollars or “US$” are to the official currency of the United States of America.

Section 6.9.           Governing Law.  THIS AGREEMENT AND ALL QUESTIONS RELATING TO THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

Section 6.10.         Specific Performance.  Each Stockholder acknowledges that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy and HGM shall be entitled to a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the necessity of proving the inadequacy of monetary damages as a remedy.

Section 6.11.         Submission to Jurisdiction.  The parties hereby irrevocably submit to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, or, if the Chancery Court declines jurisdiction, the United States District Court for the District of Delaware or the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.3 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

Section 6.12.         Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.12.

Section 6.13.         Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

Section 6.14.         Relationship of the Parties. This Agreement has been negotiated on an arm’s length basis between the parties and is not intended to create a partnership, joint venture or agency relationship between the parties.

Section 6.15.         Role of Counsel.  Each of the parties hereto understands and acknowledges that Willkie Farr & Gallagher LLP has from time to time represented HGM, the Company and certain of the Stockholders, both collectively and individually.  Each of the parties hereto acknowledges that in connection with this Agreement and the transactions contemplated hereby, Willkie Farr & Gallagher LLP is acting as counsel to HGM and not to the Company or any of the Stockholders and that Willkie Farr & Gallagher LLP owes no duty or obligation to the Company or any of the Stockholders in connection therewith.  Each Stockholder waives any conflict of interest arising out of such representation, and agrees that Willkie Farr & Gallagher LLP may represent HGM in connection with any dispute between the Stockholders on the one hand and HGM on the other.

IN WITNESS WHEREOF, HGM has caused this Agreement to be duly executed as of the day and year first above written.

HANDSON GLOBAL MANAGEMENT, LLC

By:	/s/ HandsOn Global Management, LLC
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HOF 2 LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

ADESI 234 LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

SONINO LLC

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

THE BEIGAM TRUST

By:	/s/ Sarah Jonovic
Name: Sarah Jonovic
Title: Trustee

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

THE RIFLES TRUST

By:	/s/ Ajit Singh Chadha
Name: Ajit Singh Chadha
Title: Trustee

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

SUNRAJ LLC

By:	/s/ Sunil Rajadhyksha
Name: Sunil Rajadhyksha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

PIDGIN ASSOCIATES LLC

By:	/s/ Xin Cheng
Name: Xin Cheng
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

ANDREJ JONOVIC

By:	/s/ Andrej Jonovic
Name:
Title:

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

SHADOW POND LLC

By:	/s/ Vik Negi
Name: Vik Negi
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HOVS LLC

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

RON COGBURN

By:	/s/ Ron Cogburn
Name:
Title:

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

KANWAR CHADHA

By:	/s/ Kanwar Chadha
Name:
Title:

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

SURINDER RAMETRA

By:	/s/ Surinder Rametra
Name:
Title:

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HANDSON FUND 4 I LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HOV CAPITAL III LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HOV SERVICES LTD.

By:	/s/ Vik Negi
Name: Vik Negi
Title: Director

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

EX-SIGMA 2 LLC

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: President

Address for Notices:

2701 E. Grauwyler Road
Irving, Texas 75061

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

EX-SIGMA LLC

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: President

Address for Notices:

2701 E. Grauwyler Road
Irving, Texas 75061

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HANDSON GLOBAL MANAGEMENT LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

PAR CHADHA

By:	/s/ Par Chadha
Name:
Title:

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Voting Agreement as a Stockholder as of the day and year first above written.

STOCKHOLDER:

HANDSON 3, LLC

By:	/s/ Par Chadha
Name: Par Chadha
Title: Manager

Address for Notices:

8550 West Desert Inn
Road, Suite 102-452,
Las Vegas, Nevada
89117

[Signature Page to Voting Agreement]

Schedule I
Ownership of Common Shares

Name and Address of Stockholder	Number of Common Shares
HOF 2 LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	233,872
Adesi 234 LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	165,086
HOVS LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	206,358
HandsOn Fund 4 I LLC c/o HandsOn 3, LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0
HOV Capital III LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0
HOV Services Ltd 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0
Ex-Sigma 2 LLC 2701 E. Grauwyler Road Irving, Texas 75061	74,558,549	*
Ex-Sigma LLC 2701 E. Grauwyler Road Irving, Texas 75061	0
HandsOn Global Management LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	1,250,000
Par Chadha 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	78,244
HandsOn 3, LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	46,500
SoNino LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	247,630

*    Includes 3,263,473 shares of Common Stock issuable upon conversion of Preferred Stock.

Beigam Trust 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	247,630
Rifles Trust 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	82,543
SunRaj LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	110,058
Pidgin Associates LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	288,901
Andrej Jonovic 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	71,272
Shadow Pond LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	178,844
Ron Cogburn 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	13,757
Kanwar Chadha 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	13,757
Surinder Rametra 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	412,716